Summary Prospectus March 1, 2026
T. ROWE PRICE
Equity Index 500 Fund
PREIX PRUIX TRHZX	Investor Class I Class Z Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated March 1, 2026, as amended or supplemented, and Statement of Additional Information, dated March 1, 2026, as amended or supplemented.

SUMMARY	1

Investment Objective(s)

The fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization U.S. stocks.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or example below.

Fees and Expenses of the Fund
	Investor Class	I Class	Z Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20 [a]	—	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.05%	0.05%	0.05%

Other expenses	0.14	0.03 [b]	—

Total annual fund operating expenses	0.19	0.08	0.05

Fee waiver/expense reimbursement	—	(0.03)[b]	(0.05)[c]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.19	0.05 [b]	0.00 [c]

[a]	Subject to certain exceptions and account minimums, accounts are charged an annual $20 fee.
[b]	T. Rowe Price Associates, Inc., has contractually agreed (through February 29, 2028) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (I Class Operating Expenses), to the extent the I Class Operating Expenses exceed 0.00% of the class’ average daily net assets. The agreement may only be terminated at any time after February 29, 2028, with approval by the fund’s Board of Directors. Any expenses paid under this agreement (and any applicable prior limitations) are subject to reimbursement to T. Rowe Price Associates, Inc., by the class whenever the I Class Operating Expenses are below 0.00%. However, the class will not reimburse T. Rowe Price Associates, Inc., more than three years from the date such amounts were initially waived or paid. The class may only reimburse T. Rowe Price Associates, Inc., if the reimbursement does not cause the I Class Operating Expenses (after the reimbursement is taken into account) to exceed the current expense limitation on I Class Operating Expenses (or the expense limitation in place at the time the amounts were waived or paid).
[c]	T. Rowe Price Associates, Inc., has contractually agreed to waive and/or bear all the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) in their entirety. T. Rowe Price Associates, Inc., expects this fee waiver and/or expense reimbursement arrangement to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board of Directors.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the previous table; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

T. ROWE PRICE	2

	1 Year	3 Years	5 Years	10 Years
Investor Class	$19	$61	$107	$243
I Class	5	20	39	96
Z Class	0	0	0	0

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 3.2% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks that are included in its benchmark index. Any derivatives that provide exposure to the investment focus suggested by the fund’s name, or to one or more market risk factors associated with the investment focus suggested by the fund’s name, are counted (as applicable) toward compliance with the fund’s 80% investment policy.

The fund attempts to track the investment return of large-cap U.S. stocks by seeking to track, before fees and expenses, the performance of its benchmark index, the S&P 500 Index (Index). The Index is made up of primarily large-cap companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market’s total capitalization. (Market capitalization is the number of a company’s outstanding shares multiplied by the market price per share.)

The fund uses a full replication strategy, which involves investing substantially all of its assets in all of the stocks in the index in proportion to each stock’s weighting in the Index. T. Rowe Price compares the composition of the fund to that of the index. If a material misweighting develops, the portfolio manager seeks to rebalance the portfolio in an effort to realign it with the Index.

Using a committee process, S&P Dow Jones Indices LLC (“SPDJI”) constructs the Index by applying certain eligibility factors to common stocks of U.S. companies. Eligibility factors include, but are not limited to, domicile, exchange listing, organizational structure and share type, market capitalization, liquidity, ownership (investable weight factor), sector representation, and financial viability. Index constituents are weighted by float-adjusted market capitalization.

Because the fund typically holds securities in proportion to their weight in the Index, the fund intends to be diversified in approximately the same proportion as the Index is diversified. The fund may become nondiversified, as defined under the Investment Company Act of 1940, solely as a result of changes in the composition of the Index.

SUMMARY	3

While most assets are invested in common stocks, the fund may also purchase stock index futures contracts. These investments would typically be used to help realign the fund’s portfolio with its benchmark index, facilitate trading, gain broad market or sector exposure, or to reduce cash balances in the fund and increase the level of fund assets exposed to common stocks represented in the fund’s benchmark index.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in unfavorable or uncertain market conditions, are summarized as follows:

Index investing: Because the fund is passively managed and seeks to match the performance of its benchmark index, holdings are generally not reallocated based on changes in market conditions or outlook for a specific security, industry, or market sector. As a result, the fund’s performance may lag the performance of actively managed funds.

Tracking error: The returns of the fund may deviate from the returns of its benchmark index (referred to as “tracking error”) because the fund incurs fees and transaction expenses while the index has no fees or expenses. The risk of tracking error is increased to the extent the fund is unable to fully replicate its benchmark index, which could result from changes in the composition of the index or the timing of purchases and redemptions of fund shares.

Market conditions: The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including geopolitical developments (such as trade and tariff arrangements, sanctions, and cybersecurity attacks), recessions, inflation, rapid interest rate changes, war, military conflict, acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues (such as the coronavirus pandemic) and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Stock investing: Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

Large-cap stocks: Securities issued by large-cap companies tend to be less volatile than securities issued by small- and mid-cap companies. However, large-cap companies may not be able to attain the high growth rates of successful small- and mid-cap companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

T. ROWE PRICE	4

Futures: The use of futures contracts potentially exposes the fund to greater volatility than directly purchasing securities in the index, including possible illiquidity of the futures markets, contract prices that can be volatile and imperfectly correlated to movements in underlying security values, and potential losses in excess of the fund’s initial investment.

Sector exposure: Issuers in the same economic sector may be similarly affected by economic or market events, making the fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Nondiversification: The fund may become nondiversified due to the composition of its benchmark index, and thus invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the fund’s performance may be adversely affected; the fund’s shares may experience greater price volatility; and the fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political, or regulatory occurrence affecting these issuers.

Cybersecurity breaches: The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, confidential information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

SUMMARY	5

EQUITY INDEX 500 FUND

Calendar Year Returns

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	6/30/20	20.49%	Worst Quarter	3/31/20	-19.64%

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year. The fund’s performance information included in the table is compared with a regulatory required index that represents an overall securities market and aligns to the fund’s investment strategy (S&P 500 Index).

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

T. ROWE PRICE	6

Average Annual Total Returns
	Periods ended
	December 31, 2025

				Since	Inception
	1 Year	5 Years	10 Years	inception	date
Investor Class					03/30/1990
Returns before taxes	17.65%	14.21%	14.59%	—%
Returns after taxes on distributions	16.99	13.76	14.06	—
Returns after taxes on distributions and sale
of fund shares	10.89	11.34	12.14	—
I Class					08/28/2015
Returns before taxes	17.81	14.37	14.75	—
Z Class					03/16/2020
Returns before taxes	17.87	14.42	—	21.77

S&P 500 Index (reflects no deduction for fees, expenses, or taxes)
	17.88	14.42	14.82	21.77 [a]

[a]	Return since 3/16/20.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Investment Subadviser T. Rowe Price International Ltd (Price International)

Name	Title	Managed Fund Since	Joined Investment Adviser
Evan Scheiner	Co-Portfolio Manager and Cochair of Investment Advisory Committee	2025	2017
Neil Smith	Co-Portfolio Manager and Cochair of Investment Advisory Committee	2022	1994

Purchase and Sale of Fund Shares

The Investor Class generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

The I Class requires a $500,000 minimum initial investment per fund per account registration, although the initial investment minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain accounts for which T. Rowe Price or its affiliates have discretionary investment authority, qualifying directly held accounts, and certain other accounts.

SUMMARY	7

The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services. There is no minimum initial investment and no minimum for additional purchases.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain other accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

Any dividends are declared and paid quarterly in March, June, September, and December. Any capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 1307 Point Street Baltimore, MD 21231	F50-045 3/1/26